Exhibit 99.1

         The Group I Mortgage Loans (the "Group I Mortgage Loans") consist of approximately 5,514 adjustable-rate and fixed-rate Mortgage Loans having an aggregate principal balance as of its respective Cut-off Date of approximately $783,157,369.19, after application of scheduled payments due on or before the related respective Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. The Group II Mortgage Loans (the "Group II Mortgage Loans") consist of approximately 2,221 adjustable-rate and fixed-rate Mortgage Loans having an aggregate principal balance as of its respective Cut-off date of approximately $315,188,123.04, after application of scheduled payments due on or before the related respective Cut-off date whether or not received, and subject to a permitted variance of plus or minus 5%. The Group III Mortgage Loans (the "Group III Mortgage Loans") consist of approximately 251 adjustable-rate Mortgage Loans having an aggregate principal balance as of its respective Cut-off date of approximately $104,811,975.57 after application of scheduled payments due on or before the related respective Cut-off date whether or not received, and subject to a permitted variance of plus or minus 5%. The Group IV Mortgage Loans (the "Group IV Mortgage Loans") consist of approximately 2,380 fixed-rate Mortgage Loans having an aggregate principal balance as of its respective Cut-off date of approximately $396,836,770.60, after application of scheduled payments due on or before the related respective Cut-off date whether or not received, and subject to a permitted variance of plus or minus 5%. The Mortgage Loans have original terms to maturity of not greater than 30 years from the date on which the first payment was due on each Mortgage Loan.

         Ameriquest Mortgage Securities Inc. (the "Depositor") purchased the Mortgage Loans from the Ameriquest Mortgage Company (the "Originator") pursuant to the Mortgage Loan Purchase Agreement, dated as of May 7, 2003 (the "Mortgage Loan Purchase Agreement"), between the Originator and the Depositor. Pursuant to the Pooling and Servicing Agreement, dated as of May 1, 2003 (the "Pooling and Servicing Agreement"), among the Depositor, the Originator as master servicer (in such capacity, the "Master Servicer") and Deutsche Bank National Trust Company (the "Trustee"), the Depositor will cause the Mortgage Loans to be assigned to the Trustee for the benefit of the certificateholders.

         Subsequent Group I Mortgage Loans (the "Subsequent Group I Mortgage Loans"), Subsequent Group II Mortgage Loans (the "Subsequent Group II Mortgage Loans"), Subsequent Group III Mortgage Loans (the "Subsequent Group III Mortgage Loans") and Subsequent Group IV Mortgage Loans (the "Subsequent Group IV Mortgage Loans" and collectively with the Subsequent Group I Mortgage Loans, the Subsequent Group II Mortgage Loans and the Subsequent Group III Mortgage Loans, the "Subsequent Mortgage Loans") were purchased by the Trust from the Depositor on June 18, 2003 from funds on deposit in the Pre-Funding Accounts. The Subsequent Mortgage Loans were purchased by the Depositor and sold by the Depositor to the Trust for deposit in the Mortgage Pool. The Pooling and Servicing Agreement provides that each Mortgage Loan in the Mortgage Pool must conform to certain specified characteristics and, following the conveyance of the Subsequent Mortgage Loans, the Mortgage Pool must conform to certain specified characteristics, as described in the Prospectus Supplement, dated May 7, 2003 (the "Prospectus Supplement") under "The Mortgage Pool--Conveyance of Subsequent Mortgage Loans and the Pre-Funding Accounts."

         Each Mortgage Loan will accrue interest at the fixed-rate (in the case of the fixed-rate Group I Mortgage Loans, the fixed-rate Group II Mortgage Loans and the Group IV Mortgage Loans) or the adjustable-rate (in the case of the adjustable-rate Group I Mortgage Loans, the adjustable-rate Group II Mortgage Loans and the Group III Mortgage Loans) calculated as specified under the terms of the related mortgage note (each such rate, a "Mortgage Rate").

         Each Group IV Mortgage Loan has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

         Each adjustable-rate Mortgage Loan accrues interest at a Mortgage Rate that is adjustable. The adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that the first adjustment for such Mortgage Loans will occur after a period of two years after origination. On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted (subject to rounding) to equal the sum of the applicable Index (as defined below) and a fixed percentage amount (the "Gross Margin"). The Mortgage Rate on each adjustable-rate Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than 2.000% per annum on the first related Adjustment Date (the "Initial Periodic Rate Cap") and will not increase or decrease by more than 1.000% per annum on any Adjustment Date thereafter (the "Periodic Rate Cap"). Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each such adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described herein. None of the adjustable-rate Mortgage Loans permits the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

         The Mortgage Loans have scheduled monthly payments due on the first day of the month (with respect to each Mortgage Loan, a "Due Date"). Each Mortgage Loan contains a customary "due-on-sale" clause which provides that (subject to state and federal restrictions) the Mortgage Loan must be repaid at the time of sale of the related Mortgaged Property or with the consent of the holder of the mortgage note assumed by a creditworthy purchaser of the related Mortgaged Property.

         Approximately 79.15% of the Group I Mortgage Loans, approximately 78.75% of the Group II Mortgage Loans, approximately 67.26% of the Group III Mortgage Loans and approximately 75.67% of the Group IV Mortgage Loans provide for payment by the mortgagor of a prepayment charge on certain principal prepayments, subject to certain limitations in the related mortgage note and limitations upon collection in the Pooling and Servicing Agreement. Generally, each such Mortgage Loan provides for payment of a prepayment charge on certain prepayments made within a defined period set forth in the related Mortgage Note (generally within the first three years but possibly as short as one year from the date of origination of such Mortgage Loan). The amount of the prepayment charge is as provided in the related Mortgage Note. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans in all of the loan groups, and such amounts will not be available for distribution on the other classes of Certificates. Under certain instances, as described under the terms of the Pooling and Servicing Agreement, the Master Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. The Depositor makes no representation as to the effect that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans.

         None of the Mortgage Loans are Buydown Mortgage Loans.

GROUP I MORTGAGE LOAN STATISTICS

         The average principal balance of the Group I Mortgage Loans at origination was approximately $142,170. No Group I Mortgage Loan had a principal balance at origination greater than approximately $552,500 or less than approximately $60,000. The average principal balance of the Group I Mortgage Loans as of the respective Cut-off date was approximately $142,031. No Group I Mortgage Loan had a principal balance as of the respective Cut-off date greater than approximately $552,129 or less than approximately $59,187.

         The Group I Mortgage Loans had Mortgage Rates as of the respective Cut-off date ranging from approximately 5.05% per annum to approximately 13.95% per annum, and the weighted average Mortgage Rate on the Group I Mortgage Loans was approximately 8.44% per annum. As of the respective Cut-off date, the adjustable-rate Group I Mortgage Loans had Gross Margins ranging from approximately 3.00% to approximately 7.13%, Minimum Mortgage Rates ranging from approximately 5.05% per annum to approximately 13.95% per annum and Maximum Mortgage Rates ranging from approximately 11.05% per annum to approximately 19.95% per annum. As of the respective Cut-off date, the weighted average Gross Margin on the adjustable-rate Group I Mortgage Loans was approximately 5.94%, the weighted average Minimum Mortgage Rate on the adjustable-rate Group I Mortgage Loans was approximately 8.62% per annum and the weighted average Maximum Mortgage Rate on the adjustable-rate Group I Mortgage Loans was approximately 14.62% per annum. The latest first Adjustment Date following the respective Cut-off date on any adjustable-rate Group I Mortgage Loan occurs in July, 2005 and the weighted average next Adjustment Date for all of the adjustable-rate Group I Mortgage Loans following the respective Cut-off date is March, 2005.

         The weighted average loan-to-value ratio at origination of the Group I Mortgage Loans was approximately 79.40%. At origination, no Group I Mortgage Loan had a loan-to-value ratio greater than approximately 95.00% or less than approximately 15.00%.

         The weighted average remaining term to stated maturity of the Group I Mortgage Loans was approximately 351 months as of the respective Cut-off Date. None of the Group I Mortgage Loans had a first Due Date prior to October, 2002 or after August, 2003, or will have a remaining term to stated maturity of less than 173 months or greater than 360 months as of the respective Cut-off Date. The latest maturity date of any Group I Mortgage Loan is June, 2033.

         The Group I Mortgage Loans are expected to have the following characteristics as of its respective Cut-off Date (the sum in any column may not equal the total indicated due to rounding):


                   PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS AS OF THE RESPECTIVE CUT-OFF DATE(1)

                                                                AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
      RANGE OF PRINCIPAL BALANCES AS             NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
    OF THE RESPECTIVE CUT-OFF DATE ($)        MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
    ----------------------------------        --------------     -----------------------             -----------------------
50,000.01-100,000.00......................        1,771             $   138,954,199.55                      17.74%
100,000.01-150,000.00.....................        1,672                 207,777,595.97                      26.53
150,000.01-200,000.00.....................        1,050                 181,754,106.84                      23.21
200,000.01-250,000.00.....................          608                 135,005,344.02                      17.24
250,000.01-300,000.00.....................          276                  75,216,108.13                       9.60
300,000.01-350,000.00.....................          124                  39,035,663.47                       4.98
350,000.01-400,000.00.....................            9                   3,425,685.19                       0.44
450,000.01-500,000.00.....................            3                   1,436,536.74                       0.18
550,000.01-600,000.00.....................            1                     552,129.28                       0.07
                                                  -----             ------------------                     ------
    TOTAL.................................        5,514             $   783,157,369.19                     100.00%
                                                  =====             ==================                     ======

______________
(1) The average principal balance of the Group I Mortgage Loans as of the Respective Cut-off Date was approximately $142,031.


                     MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS AS OF THE RESPECTIVE CUT-OFF DATE(1)

                                                                AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
        CURRENT MORTGAGE RATE (%)             MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
        -------------------------             --------------     -----------------------             -----------------------
5.000-5.499...............................             5             $       720,656.62                      0.09%
5.500-5.999...............................            94                  15,273,306.92                      1.95
6.000-6.499...............................           133                  20,863,497.13                      2.66
6.500-6.999...............................           663                 106,964,523.08                     13.66
7.000-7.499...............................           314                  49,220,275.42                      6.28
7.500-7.999...............................           967                 155,059,747.04                     19.80
8.000-8.499...............................           296                  40,650,237.56                      5.19
8.500-8.999...............................         1,143                 164,728,141.28                     21.03
9.000-9.499...............................           391                  49,581,697.15                      6.33
9.500-9.999...............................           789                  99,463,265.62                     12.70
10.000-10.499.............................           220                  25,078,721.58                      3.20
10.500-10.999.............................           278                  31,697,856.19                      4.05
11.000-11.499.............................            74                   8,180,673.24                      1.04
11.500-11.999.............................           103                  10,195,629.08                      1.30
12.000-12.499.............................            31                   3,853,105.17                      0.49
12.500-12.999.............................            10                   1,235,699.80                      0.16
13.000-13.499.............................             2                     164,977.82                      0.02
13.500-13.999.............................             1                     225,358.49                      0.03
                                                   -----             ------------------                    ------
    TOTAL.................................         5,514             $   783,157,369.19                    100.00%
                                                   =====             ==================                    ======
_____________
(1)  The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the respective Cut-off Date was approximately 8.44% per annum.


                         MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                               AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                                NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
        MAXIMUM MORTGAGE RATE (%)            MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
        -------------------------            --------------     -----------------------             -----------------------
11.000-11.499.............................            1             $       170,591.99                        0.03%
11.500-11.999.............................           70                  11,924,327.51                        1.79
12.000-12.499.............................          113                  18,036,471.97                        2.71
12.500-12.999.............................          324                  52,819,515.90                        7.93
13.000-13.499.............................          246                  40,300,200.50                        6.05
13.500-13.999.............................          811                 132,031,909.16                       19.83
14.000-14.499.............................          263                  35,869,133.64                        5.39
14.500-14.999.............................        1,067                 154,802,043.29                       23.25
15.000-15.499.............................          374                  48,099,640.07                        7.23
15.500-15.999.............................          742                  93,755,056.04                       14.08
16.000-16.499.............................          209                  23,781,837.48                        3.57
16.500-16.999.............................          270                  30,833,586.14                        4.63
17.000-17.499.............................           71                   7,963,732.22                        1.20
17.500-17.999.............................           99                   9,806,670.02                        1.47
18.000-18.499.............................           31                   3,853,105.17                        0.58
18.500-18.999.............................           10                   1,235,699.80                        0.19
19.000-19.499.............................            2                     164,977.82                        0.02
19.500-19.999.............................            1                     225,358.49                        0.03
                                                  -----             ------------------                      ------
     TOTAL................................        4,704             $   665,673,857.21                      100.00%
                                                  =====             ==================                      ======

_____________
(1) The weighted average Maximum Mortgage Rate of the adjustable-rate Group I Mortgage Loans as of the respective Cut-off Date was approximately 14.62% per annum.


                      MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
        MINIMUM MORTGAGE RATE (%)             MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
        -------------------------             --------------     -----------------------             -----------------------
5.000-5.499...............................              1             $       170,591.99                      0.03%
5.500-5.999...............................             70                  11,924,327.51                      1.79
6.000-6.499...............................            113                  18,036,471.97                      2.71
6.500-6.999...............................            324                  52,819,515.90                      7.93
7.000-7.499...............................            246                  40,300,200.50                      6.05
7.500-7.999...............................            811                 132,031,909.16                     19.83
8.000-8.499...............................            263                  35,869,133.64                      5.39
8.500-8.999...............................          1,067                 154,802,043.29                     23.25
9.000-9.499...............................            374                  48,099,640.07                      7.23
9.500-9.999...............................            742                  93,755,056.04                     14.08
10.000-10.499.............................            209                  23,781,837.48                      3.57
10.500-10.999.............................            270                  30,833,586.14                      4.63
11.000-11.499.............................             71                   7,963,732.22                      1.20
11.500-11.999.............................             99                   9,806,670.02                      1.47
12.000-12.499.............................             31                   3,853,105.17                      0.58
12.500-12.999.............................             10                   1,235,699.80                      0.19
13.000-13.499.............................              2                     164,977.82                      0.02
13.500-13.999.............................              1                     225,358.49                      0.03
                                                    -----             ------------------                    ------
     TOTAL................................          4,704             $   665,673,857.21                    100.00%
                                                    =====             ==================                    ======
_____________
(1)  The weighted average Minimum Mortgage Rate of the adjustable-rate Group I
     Mortgage Loans as of the respective Cut-off Date was approximately 8.62%
     per annum.



                          GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
            GROSS MARGINS (%)                 MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
            -----------------                 --------------     -----------------------             -----------------------
3.000-3.249...............................             3             $       316,538.64                       0.05%
3.500-3.749...............................             1                      63,709.34                       0.01
3.750-3.999...............................             9                   1,317,579.31                       0.20
4.000-4.249...............................            11                   1,670,171.85                       0.25
4.250-4.499...............................             7                     844,468.91                       0.13
4.500-4.749...............................             7                   1,010,362.01                       0.15
4.750-4.999...............................           171                  25,807,563.16                       3.88
5.000-5.249...............................           224                  34,311,348.30                       5.15
5.250-5.499...............................           330                  49,245,231.99                       7.40
5.500-5.749...............................           288                  42,653,682.06                       6.41
5.750-5.999...............................           339                  51,705,064.97                       7.77
6.000-6.249...............................         1,567                 223,070,944.62                      33.51
6.250-6.499...............................           640                  88,875,004.25                      13.35
6.500-6.749...............................           714                  93,873,887.09                      14.10
6.750-6.999...............................           392                  50,845,545.92                       7.64
7.000-7.249...............................             1                      62,754.79                       0.01
                                                   -----             ------------------                     ------
     TOTAL................................         4,704             $   665,673,857.21                     100.00%t
                                                   =====             ==================                     ======

_____________
(1) The weighted average Gross Margin of the adjustable-rate Group I Mortgage Loans as of the respective Cut-off Date was approximately 5.94% per annum.


                      NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                               AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                                NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
           NEXT ADJUSTMENT DATE              MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
           --------------------              --------------     -----------------------             -----------------------
2004-09 ..................................           1             $       224,424.11                        0.03%
2004-10...................................          10                   1,405,038.94                        0.21
2004-11...................................          47                   6,962,103.78                        1.05
2004-12...................................          94                  14,152,396.53                        2.13
2005-01...................................         215                  30,127,630.53                        4.53
2005-02...................................          90                  11,949,331.07                        1.80
2005-03...................................         726                 104,966,093.52                       15.77
2005-04...................................       2,298                 327,316,707.60                       49.17
2005-05...................................         374                  51,995,354.13                        7.81
2005-06...................................         848                 116,454,777.00                       17.49
2005-07...................................           1                     120,000.00                        0.02
                                                 -----             ------------------                      ------
     TOTAL................................       4,704             $   665,673,857.21                      100.00%
                                                 =====             ==================                      ======
_____________
(1)  The weighted average next Adjustment Date for the adjustable-rate Group I
     Mortgage Loans as of the respective Cut-off Date was March, 2005.


                          ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I MORTGAGE LOANS(1)

                                                               AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                                NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
     ORIGINAL LOAN-TO-VALUE RATIO (%)        MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
     --------------------------------        --------------     -----------------------             -----------------------
25.000 or less............................            14             $     1,311,116.61                     0.17%
25.001-30.000.............................            15                   1,488,847.04                     0.19
30.001-35.000.............................            21                   2,380,538.26                     0.30
35.001-40.000.............................            32                   3,578,665.67                     0.46
40.001-45.000.............................            48                   5,566,049.11                     0.71
45.001-50.000.............................            67                   8,072,913.26                     1.03
50.001-55.000.............................            81                  10,249,958.70                     1.31
55.001-60.000.............................           180                  23,563,345.75                     3.01
60.001-65.000.............................           227                  31,394,821.29                     4.01
65.001-70.000.............................           308                  41,510,960.13                     5.30
70.001-75.000.............................           830                 111,347,909.85                    14.22
75.001-80.000.............................           908                 124,000,347.48                    15.83
80.001-85.000.............................         1,128                 167,373,308.95                    21.37
85.001-90.000.............................         1,542                 233,802,854.93                    29.85
90.001-95.000.............................           113                  17,515,732.16                     2.24
                                                   -----             ------------------                   ------
     TOTAL................................         5,514             $   783,157,369.19                   100.00%
                                                   =====             ==================                   ======

______________
(1) The weighted average original loan-to-value ratio of the Group I Mortgage Loans as of the respective Cut-off Date was approximately 79.40%.


                                 MORTGAGED PROPERTY TYPES OF THE GROUP I MORTGAGE LOANS

                                                               AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                                NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
              PROPERTY TYPE                  MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
              -------------                  --------------     -----------------------             -----------------------
Single Family Residence...................         4,605             $   643,471,327.71                    82.16%
2-4 Family................................           331                  59,421,885.98                     7.59
Planned Unit Development..................           228                  34,013,799.89                     4.34
Condo.....................................           221                  32,069,795.91                     4.10
Manufactured Housing......................            69                   6,101,659.82                     0.78
Planned Unit Development Attached.........            27                   4,061,308.26                     0.52
Single Family Attached....................            33                   4,017,591.62                     0.51
                                                   -----             ------------------                   ------
     TOTAL................................         5,514             $   783,157,369.19                   100.00%
                                                   =====             ==================                   ======


                       MORTGAGED PROPERTY OCCUPANCY STATUS OF THE GROUP I MORTGAGE LOANS(1)

                                                               AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                                NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
             OCCUPANCY STATUS                MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
             ----------------                --------------     -----------------------             -----------------------
Owner Occupied............................        5,196             $   742,917,101.84                     94.86%
Non Owner Occupied........................          284                  35,669,687.56                      4.55
Second Home...............................           34                   4,570,579.79                      0.58
                                                  -----             ------------------                    ------
     TOTAL................................        5,514             $   783,157,369.19                    100.00%
                                                  =====             ==================                    ======
______________
(1)  Occupancy status as represented by the mortgagor at the time of origination.


                                           PURPOSE OF THE GROUP I MORTGAGE LOANS

                                                                AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
                 PURPOSE                      MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
                 -------                      --------------     -----------------------             -----------------------
Refinance - Debt Consolidation, Cashout(1)          3,391             $   459,022,722.57                      58.61%
Refinance - Debt Consolidation, No Cashout(2)       2,101                 321,270,167.52                      41.02
Purchase..................................             22                   2,864,479.10                       0.37
                                                    -----             ------------------                     ------
     TOTAL................................          5,514             $   783,157,369.19                     100.00%
                                                    =====             ==================                     ======

_____________
(1) Cash proceeds to the borrower exclusive of Debt Consolidation payments exceed 3% of the original Principal Balance of the related mortgage loan. Also includes all home equity loans originated in Texas with any cash proceeds.
(2) Cash proceeds to the borrower exclusive of Debt Consolidation payments are 3% or less of the original Principal Balance of the related mortgage loan. Excludes home equity loans originated in Texas with any cash proceeds.



           GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATING TO THE GROUP I MORTGAGE LOANS(1)

                                                                AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
                 LOCATION                     MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
                 --------                     --------------     -----------------------             -----------------------
Alabama...................................            95             $     9,614,580.77                    1.23%
Alaska....................................             2                     284,087.33                    0.04
Arizona...................................           105                  13,525,756.80                    1.73
Arkansas..................................             8                   1,182,223.74                    0.15
California................................           633                 119,783,241.67                   15.29
Colorado..................................           119                  19,562,551.35                    2.50
Connecticut...............................           151                  21,986,603.65                    2.81
Delaware..................................            10                   1,251,492.47                    0.16
Florida...................................           502                  61,458,595.55                    7.85
Hawaii....................................            20                   4,339,107.10                    0.55
Idaho.....................................             4                     454,814.63                    0.06
Illinois..................................           332                  47,380,468.16                    6.05
Indiana...................................           131                  12,528,288.61                    1.60
Iowa......................................           138                  13,682,730.11                    1.75
Kansas....................................            56                   6,568,235.15                    0.84
Kentucky..................................            20                   1,887,511.34                    0.24
Louisiana.................................            57                   6,145,978.58                    0.78
Maine.....................................            47                   5,744,582.95                    0.73
Maryland..................................           164                  25,408,267.98                    3.24
Massachusetts.............................           337                  60,590,537.79                    7.74
Michigan..................................           324                  38,617,565.85                    4.93
Minnesota.................................           258                  38,318,178.03                    4.89
Mississippi...............................            29                   3,073,695.13                    0.39
Missouri..................................            81                   8,166,943.22                    1.04
Montana...................................             1                     234,607.78                    0.03
Nebraska..................................            27                   2,725,079.83                    0.35
Nevada....................................            25                   3,551,576.85                    0.45
New Hampshire.............................            47                   6,295,978.03                    0.80
New Jersey................................           292                  48,980,387.44                    6.25
New Mexico................................            36                   3,790,515.26                    0.48
New York..................................           271                  54,489,621.49                    6.96
North Carolina............................            25                   3,035,895.61                    0.39
North Dakota..............................             1                      97,689.46                    0.01
Ohio......................................           159                  16,381,090.79                    2.09
Oklahoma..................................            41                   3,781,859.31                    0.48
Oregon....................................            16                   2,196,953.92                    0.28
Pennsylvania..............................           180                  21,438,581.12                    2.74
Rhode Island..............................            64                   9,087,277.08                    1.16
South Carolina............................            26                   3,191,712.35                    0.41
Tennessee.................................            38                   3,793,410.30                    0.48
Texas.....................................           376                  39,174,681.42                    5.00
Utah......................................            15                   2,155,533.97                    0.28
Vermont...................................             8                   1,252,060.18                    0.16
Washington................................           111                  19,158,793.66                    2.45
Wisconsin.................................           116                  14,846,033.39                    1.90
Wyoming...................................            16                   1,941,991.99                    0.25
                                                   -----             ------------------                  ------
     TOTAL................................         5,514             $   783,157,369.19                  100.00%
                                                   =====             ==================                  ======

_____________
(1) The greatest ZIP Code geographic concentration of the Group I Mortgage Loans was approximately 0.31% in the 11236 ZIP Code.


                           QUALIFYING FICO SCORES FOR THE GROUP I MORTGAGE LOANS AT ORIGINATION(1)

                                                                AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
          QUALIFYING FICO SCORE               MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
          ---------------------               --------------     -----------------------             -----------------------
500-519...................................           209             $    26,483,397.98                     3.38%
520-539...................................           546                  72,561,031.86                     9.27
540-559...................................           733                 100,468,422.81                    12.83
560-579...................................           765                 104,194,049.01                    13.30
580-599...................................           540                  74,247,096.51                     9.48
600-619...................................           563                  81,192,490.30                    10.37
620-639...................................           602                  91,066,988.21                    11.63
640-659...................................           433                  64,348,852.29                     8.22
660-679...................................           302                  46,208,846.13                     5.90
680-699...................................           314                  48,242,956.48                     6.16
700-719...................................           197                  29,044,493.88                     3.71
720-739...................................           152                  22,907,753.64                     2.93
740-759...................................            89                  12,678,082.31                     1.62
760-779...................................            44                   6,232,329.61                     0.80
780-799...................................            18                   2,564,829.65                     0.33
800-819...................................             6                     639,013.52                     0.08
820-839...................................             1                      76,735.00                     0.01
                                                   -----             ------------------                   ------
     TOTAL................................         5,514             $   783,157,369.19                   100.00%
                                                   =====             ==================                   ======
_____________
(1)  The weighted average qualifying FICO score at origination of the Group I
     Mortgage Loans that had FICO scores was approximately 609. See "--FICO
     Scores" herein.


                                 INCOME DOCUMENTATION OF THE GROUP I MORTGAGE LOANS(1)



                                                               AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                                NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
           INCOME DOCUMENTATION              MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
           --------------------              --------------     -----------------------             -----------------------
Full Documentation Program................         3,819             $   528,073,760.02                      67.43%
Stated Documentation Program..............         1,084                 157,883,618.72                      20.16
Limited Documentation Program.............           611                  97,199,990.45                      12.41
                                                   -----             ------------------                     ------
     TOTAL................................         5,514             $   783,157,369.19                     100.00%
                                                   =====             ==================                     ======
______________
(1)  For a description of each documentation level, see "The Mortgage
     Loans--Underwriting Standards" herein.



                                 RISK CATEGORIES FOR THE GROUP I MORTGAGE LOANS (RETAIL)

                                                               AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                                NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
              RISK CATEGORY                  MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
              -------------                  --------------     -----------------------             -----------------------
2A........................................         1,335             $   191,221,298.25                     24.42%
3A........................................           677                  99,303,127.83                     12.68
4A........................................           397                  60,932,331.40                      7.78
5A........................................           302                  44,692,313.17                      5.71
6A........................................           244                  37,395,524.84                      4.77
7A........................................           311                  47,730,102.57                      6.09
8A........................................           337                  48,522,804.18                      6.20
A.........................................           514                  69,347,352.72                      8.85
B.........................................           791                 105,511,169.24                     13.47
C.........................................           527                  68,117,171.05                      8.70
D.........................................            79                  10,384,173.94                      1.33
                                                   -----             ------------------                    ------
     TOTAL................................         5,514             $   783,157,369.19                    100.00%
                                                   =====             ==================                    ======

GROUP II MORTGAGE LOAN STATISTICS

         The average principal balance of the Group II Mortgage Loans at origination was approximately $142,076. No Group II Mortgage Loan had a principal balance at origination greater than approximately $445,000 or less than approximately $60,000. The average principal balance of the Group II Mortgage Loans as of the respective Cut-off Date was approximately $141,913. No Group II Mortgage Loan had a principal balance as of the Cut-off Date greater than approximately $443,139 or less than approximately $40,636.

         The Group II Mortgage Loans had Mortgage Rates as of the respective Cut-off Date ranging from approximately 5.25% per annum to approximately 12.99% per annum, and the weighted average Mortgage Rate on the Group II Mortgage Loans was approximately 8.31% per annum. As of the respective Cut-off Date, the adjustable-rate Group II Mortgage Loans had Gross Margins ranging from approximately 3.25% to approximately 6.75%, Minimum Mortgage Rates ranging from approximately 5.99% per annum to approximately 12.99% per annum and Maximum Mortgage Rates ranging from approximately 11.99% per annum to approximately 18.99% per annum. As of the respective Cut-off Date, the weighted average Gross Margin on the adjustable-rate Group II Mortgage Loans was approximately 5.90%, the weighted average Minimum Mortgage Rate on the adjustable-rate Group II Mortgage Loans was approximately 8.56% per annum and the weighted average Maximum Mortgage Rate on the adjustable-rate Group II Mortgage Loans was approximately 14.56% per annum. The latest first Adjustment Date following the respective Cut-off Date on any adjustable-rate Group II Mortgage Loan occurs in June, 2005 and the weighted average next Adjustment Date for all of the adjustable-rate Group II Mortgage Loans following the respective Cut-off Date is April, 2005.

         The weighted average loan-to-value ratio at origination of the Group II Mortgage Loans was approximately 78.82%. At origination, no Group II Mortgage Loan had a loan-to-value ratio greater than approximately 95.00% or less than approximately 13.06%.

         The weighted average remaining term to stated maturity of the Group II Mortgage Loans was approximately 350 months as of the respective Cut-off Date. None of the Group II Mortgage Loans had a first Due Date prior to November, 2002 or after July, 2003, or will have a remaining term to stated maturity of less than 174 months or greater than 360 months as of the respective Cut-off Date. The latest maturity date of any Group II Mortgage Loan is June, 2033.

         The Group II Mortgage Loans are expected to have the following characteristics as of the respective Cut-off Date (the sum in any column may not equal the total indicated due to rounding):


                 PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS AS OF THE RESPECTIVE CUT-OFF DATE(1)

                                                                AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
      RANGE OF PRINCIPAL BALANCES AS             NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
    OF THE RESPECTIVE CUT-OFF DATE ($)        MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
    ----------------------------------        --------------     -----------------------             -----------------------
0.01 to 50,000.00.........................             1             $        40,636.17                    0.01%
50,000.01 - 100,000.00....................           735                  57,708,594.80                   18.31
100,000.01 - 150,000.00...................           651                  81,201,417.09                   25.76
150,000.01 - 200,000.00...................           424                  73,952,998.54                   23.46
200,000.01 - 250,000.00...................           238                  52,914,899.29                   16.79
250,000.01 - 300,000.00...................           131                  35,747,424.33                   11.34
300,000.01 - 350,000.00...................            33                  10,504,743.26                    3.33
350,000.01 - 400,000.00...................             7                   2,674,270.84                    0.85
400,000.01 - 450,000.00...................             1                     443,138.72                    0.14
                                                   -----             ------------------                  ------
    TOTAL.................................         2,221             $   315,188,123.04                  100.00%
                                                   =====             ==================                  ======

______________
(1) The average principal balance of the Group II Mortgage Loans as of the respective Cut-off Date was approximately $141,913.


                MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS AS OF THE RESPECTIVE CUT-OFF DATE(1)

                                                                AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
        CURRENT MORTGAGE RATE (%)             MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
        -------------------------             --------------     -----------------------             -----------------------
5.000 - 5.499.............................             3             $       295,561.35                     0.09%
5.500 - 5.999.............................            93                  15,235,323.67                     4.83
6.000 - 6.499.............................            67                  11,040,674.97                     3.50
6.500 - 6.999.............................           291                  45,554,221.74                    14.45
7.000 - 7.499.............................           126                  20,046,925.69                     6.36
7.500 - 7.999.............................           363                  56,442,846.37                    17.91
8.000 - 8.499.............................           127                  17,647,304.35                     5.60
8.500 - 8.999.............................           433                  61,586,118.46                    19.54
9.000 - 9.499.............................           168                  21,316,256.89                     6.76
9.500 - 9.999.............................           280                  34,124,114.61                    10.83
10.000 - 10.499...........................            89                  10,765,849.98                     3.42
10.500 - 10.999...........................           107                  13,042,402.83                     4.14
11.000 - 11.499...........................            19                   1,767,188.36                     0.56
11.500 - 11.999...........................            39                   3,843,474.98                     1.22
12.000 - 12.499...........................             7                   1,000,593.11                     0.32
12.500 - 12.999...........................             9                   1,479,265.68                     0.47
                                                   -----             ------------------                   ------
    TOTAL.................................         2,221             $   315,188,123.04                   100.00%
                                                   =====             ==================                   ======
______________
(1)  The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the respective Cut-off Date was approximately 8.31% per annum.


                         MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                                AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
        MAXIMUM MORTGAGE RATE (%)             MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
        -------------------------             --------------     -----------------------             -----------------------
11.500 - 11.999...........................             26             $     5,044,387.60                    1.88%
12.000 - 12.499...........................             43                   7,411,769.06                    2.77
12.500 - 12.999...........................            168                  26,630,129.80                    9.94
13.000 - 13.499...........................            102                  17,044,938.85                    6.36
13.500 - 13.999...........................            328                  51,441,418.84                   19.20
14.000 - 14.499...........................            118                  16,638,244.43                    6.21
14.500 - 14.999...........................            411                  58,774,721.15                   21.94
15.000 - 15.499...........................            158                  20,419,531.17                    7.62
15.500 - 15.999...........................            272                  33,295,823.96                   12.43
16.000 - 16.499...........................             87                  10,483,966.89                    3.91
16.500 - 16.999...........................            104                  12,765,759.41                    4.77
17.000 - 17.499...........................             18                   1,695,212.15                    0.63
17.500 - 17.999...........................             39                   3,843,474.98                    1.43
18.000 - 18.499...........................              6                     928,611.75                    0.35
18.500 - 18.999...........................              9                   1,479,265.68                    0.55
                                                    -----             ------------------                  ------
     TOTAL................................          1,889             $   267,897,255.72                  100.00%
                                                    =====             ==================                  ======

______________
(1) The weighted average Maximum Mortgage Rate of the adjustable-rate Group II Mortgage Loans as of the respective Cut-off Date was approximately 14.56% per annum.


                     MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                                AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
        MINIMUM MORTGAGE RATE (%)             MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
        -------------------------             --------------     -----------------------             -----------------------
5.500 - 5.999.............................            26             $     5,044,387.60                    1.88%
6.000 - 6.499.............................            43                   7,411,769.06                    2.77
6.500 - 6.999.............................           168                  26,630,129.80                    9.94
7.000 - 7.499.............................           102                  17,044,938.85                    6.36
7.500 - 7.999.............................           328                  51,441,418.84                   19.20
8.000 - 8.499.............................           118                  16,638,244.43                    6.21
8.500 - 8.999.............................           411                  58,774,721.15                   21.94
9.000 - 9.499.............................           158                  20,419,531.17                    7.62
9.500 - 9.999.............................           272                  33,295,823.96                   12.43
10.000 - 10.499...........................            87                  10,483,966.89                    3.91
10.500 - 10.999...........................           104                  12,765,759.41                    4.77
11.000 - 11.499...........................            18                   1,695,212.15                    0.63
11.500 - 11.999...........................            39                   3,843,474.98                    1.43
12.000 - 12.499...........................             6                     928,611.75                    0.35
12.500 - 12.999...........................             9                   1,479,265.68                    0.55
                                                   -----             ------------------                  ------
     TOTAL................................         1,889             $   267,897,255.72                  100.00%
                                                   =====             ==================                  ======
______________
(1)  The weighted average Minimum Mortgage Rate of the adjustable-rate Group II
     Mortgage Loans as of the respective Cut-off Date was approximately 8.56%
     per annum.



                             GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                                AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
            GROSS MARGINS (%)                 MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
            -----------------                 --------------     -----------------------             -----------------------
3.250 - 3.499.............................             1             $       147,910.33                        0.06%
3.750 - 3.999.............................             5                     968,696.87                        0.36
4.000 - 4.249.............................             4                     578,721.89                        0.22
4.250 - 4.499.............................             5                     738,149.78                        0.28
4.500 - 4.749.............................             5                     622,584.53                        0.23
4.750 - 4.999.............................            77                  11,678,585.59                        4.36
5.000 - 5.249.............................           110                  17,006,135.70                        6.35
5.250 - 5.499.............................           143                  21,650,894.16                        8.08
5.500 - 5.749.............................           146                  21,629,372.46                        8.07
5.750 - 5.999.............................           115                  16,673,991.48                        6.22
6.000 - 6.249.............................           624                  88,297,494.20                       32.96
6.250 - 6.499.............................           210                  32,100,165.43                       11.98
6.500 - 6.749.............................           273                  34,673,558.87                       12.94
6.750 - 6.999.............................           171                  21,130,994.43                        7.89
                                                   -----             ------------------                      ------
     TOTAL................................         1,889             $   267,897,255.72                      100.00%
                                                   =====             ==================                      ======

______________
(1) The weighted average Gross Margin of the adjustable-rate Group II Mortgage Loans as of the respective Cut-off Date was approximately 5.90% per annum.



                     NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE  GROUP II MORTGAGE LOANS(1)

                                                               AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                                NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
           NEXT ADJUSTMENT DATE              MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
           --------------------              --------------     -----------------------             -----------------------
2004-10...................................            2             $       380,876.89                     0.14%
2004-11...................................           12                   1,500,017.34                     0.56
2004-12...................................           31                   4,721,137.32                     1.76
2005-01...................................           59                   9,009,370.07                     3.36
2005-02...................................           38                   5,237,488.83                     1.96
2005-03...................................          330                  48,276,923.03                    18.02
2005-04...................................          933                 132,371,180.41                    49.41
2005-05...................................          153                  21,941,791.83                     8.19
2005-06...................................          331                  44,458,470.00                    16.60
                                                  -----             ------------------                   ------
     TOTAL................................        1,889             $   267,897,255.72                   100.00%
                                                  =====             ==================                   ======
______________
(1)  The weighted average next Adjustment Date for the adjustable-rate Group II
     Mortgage Loans as of the respective Cut-off Date is April, 2005.


                            ORIGINAL LOAN-TO-VALUE RATIOS OF THE  GROUP II MORTGAGE LOANS(1)

                                                                AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
     ORIGINAL LOAN-TO-VALUE RATIO (%)         MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
     --------------------------------         --------------     -----------------------             -----------------------
25.000 or less............................            10             $     1,016,709.15                    0.32%
25.001 - 30.000...........................             5                     559,249.38                    0.18
30.001 - 35.000...........................             8                     823,073.24                    0.26
35.001 - 40.000...........................            16                   1,797,970.24                    0.57
40.001 - 45.000...........................            24                   3,106,240.73                    0.99
45.001 - 50.000...........................            33                   4,373,793.53                    1.39
50.001 - 55.000...........................            51                   6,405,431.90                    2.03
55.001 - 60.000...........................            74                   9,025,219.93                    2.86
60.001 - 65.000...........................            90                  11,987,069.09                    3.80
65.001 - 70.000...........................           129                  16,837,452.40                    5.34
70.001 - 75.000...........................           326                  44,334,927.69                   14.07
75.001 - 80.000...........................           362                  49,215,643.94                   15.61
80.001 - 85.000...........................           455                  67,488,455.63                   21.41
85.001 - 90.000...........................           591                  91,029,118.61                   28.88
90.001 - 95.000...........................            47                   7,187,767.58                    2.28
                                                   -----             ------------------                  ------
     TOTAL................................         2,221             $   315,188,123.04                  100.00%
                                                   =====             ==================                  ======

______________
(1) The weighted average original loan-to-value ratio of the Group II Mortgage Loans as of the respective Cut-off Date was approximately 78.82%.


                                   MORTGAGED PROPERTY TYPES OF THE GROUP II MORTGAGE LOANS

                                                               AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                                NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
              PROPERTY TYPE                  MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
              -------------                  --------------     -----------------------             -----------------------
Single Family Residence...................         1,858             $   258,940,200.27                    82.15%
2-4 Family................................           135                  24,745,007.15                     7.85
Planned Unit Development..................            90                  14,470,752.22                     4.59
Condo.....................................            88                  11,304,491.63                     3.59
Single Family Attached....................            19                   2,464,995.29                     0.78
Planned Unit Development Attached.........            13                   1,778,136.14                     0.56
Manufactured Housing......................            18                   1,484,540.34                     0.47
                                                   -----             ------------------                   ------
     TOTAL................................         2,221             $   315,188,123.04                   100.00%
                                                   =====             ==================                   ======



                      MORTGAGED PROPERTY OCCUPANCY STATUS OF THE  GROUP II MORTGAGE LOANS(1)

                                                                AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
             OCCUPANCY STATUS                 MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
             ----------------                 --------------     -----------------------             -----------------------
Owner Occupied............................          2,126             $   303,704,798.24                    96.36%
Non Owner Occupied........................             86                  10,381,945.42                     3.29
Second Home...............................              9                   1,101,379.38                     0.35
                                                    -----             ------------------                   ------
     TOTAL................................          2,221             $   315,188,123.04                   100.00%
                                                    =====             ==================                   ======
______________
(1)  Occupancy status as represented by the mortgagor at the time of origination.



                                           PURPOSE OF THE GROUP II MORTGAGE LOANS

                                                                AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
                 PURPOSE                      MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
                 -------                      --------------     -----------------------             -----------------------
Refinance - Debt Consolidation, Cashout(1)          1,353             $   183,971,532.98                     58.37%
Refinance - Debt Consolidation, No Cashout(2)         861                 130,461,689.99                     41.39
Purchase..................................              7                     754,900.07                      0.24
                                                    -----             ------------------                    ------
     TOTAL................................          2,221             $   315,188,123.04                    100.00%
                                                    =====             ==================                    ======

______________
(1) Cash proceeds to the borrower exclusive of Debt Consolidation payments exceed 3% of the original Principal Balance of the related mortgage loan. Also includes all home equity loans originated in Texas with any cash proceeds.
(2) Cash proceeds to the borrower exclusive of Debt Consolidation payments are 3% or less of the original Principal Balance of the related mortgage loan. Excludes home equity loans originated in Texas with any cash proceeds.


           GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATING TO THE  GROUP II MORTGAGE LOANS(1)

                                                                AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
                 LOCATION                     MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
                 --------                     --------------     -----------------------             -----------------------
Alabama...................................             36             $     3,733,832.39                      1.18%
Alaska....................................              3                     502,407.32                      0.16
Arizona...................................             39                   4,548,240.97                      1.44
Arkansas..................................              2                     201,607.37                      0.06
California................................            279                  52,715,411.98                     16.73
Colorado..................................             44                   7,374,536.91                      2.34
Connecticut...............................             47                   6,715,178.20                      2.13
Delaware..................................              5                     685,337.88                      0.22
Florida...................................            194                  23,817,869.72                      7.56
Hawaii....................................             15                   2,873,131.97                      0.91
Idaho.....................................              2                     288,263.02                      0.09
Illinois..................................            154                  20,546,666.72                      6.52
Indiana...................................             46                   5,083,502.93                      1.61
Iowa......................................             62                   6,262,549.17                      1.99
Kansas....................................             16                   1,589,189.22                      0.50
Kentucky..................................              3                     309,415.78                      0.10
Louisiana.................................             19                   1,782,085.72                      0.57
Maine.....................................             18                   2,676,425.26                      0.85
Maryland..................................             80                  13,388,216.51                      4.25
Massachusetts.............................            112                  21,083,400.61                      6.69
Michigan..................................            126                  14,549,904.37                      4.62
Minnesota.................................            128                  18,528,588.14                      5.88
Mississippi...............................             18                   1,853,730.15                      0.59
Missouri..................................             38                   3,744,080.43                      1.19
Montana...................................              4                     569,847.10                      0.18
Nebraska..................................             14                   1,511,302.31                      0.48
Nevada....................................             20                   2,873,848.89                      0.91
New Hampshire.............................             16                   2,125,110.97                      0.67
New Jersey................................            116                  19,466,121.96                      6.18
New Mexico................................              8                   1,149,595.71                      0.36
New York..................................             98                  18,470,780.45                      5.86
North Carolina............................             10                     976,964.63                      0.31
Ohio......................................             54                   5,319,331.56                      1.69
Oklahoma..................................             15                   1,350,478.37                      0.43
Oregon....................................             12                   1,706,738.45                      0.54
Pennsylvania..............................             66                   8,443,540.63                      2.68
Rhode Island..............................             34                   5,176,272.23                      1.64
South Carolina............................              5                     892,560.74                      0.28
South Dakota..............................              4                     441,518.94                      0.14
Tennessee.................................             21                   2,077,901.76                      0.66
Texas.....................................            149                  15,251,350.14                      4.84
Utah......................................              4                     622,445.63                      0.20
Vermont...................................              3                     346,143.59                      0.11
Washington................................             39                   6,560,127.56                      2.08
Wisconsin.................................             39                   4,659,694.92                      1.48
Wyoming...................................              4                     342,873.76                      0.11
                                                    -----             ------------------                    ------
     TOTAL................................          2,221             $   315,188,123.04                    100.00%
                                                    =====             ==================                    ======

______________
(1) The greatest ZIP Code geographic concentration of the Group II Mortgage Loans was approximately 0.36% in the 07305 ZIP Code.


                        QUALIFYING FICO SCORES FOR THE GROUP II MORTGAGE LOANS AT ORIGINATION(1)

                                                               AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                                NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
          QUALIFYING FICO SCORE              MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
          ---------------------              --------------     -----------------------             -----------------------
500 - 519.................................            90             $    11,141,791.90                    3.53%
520 - 539.................................           208                  26,015,965.76                    8.25
540 - 559.................................           291                  39,442,085.43                   12.51
560 - 579.................................           308                  43,689,589.19                   13.86
580 - 599.................................           205                  27,743,024.83                    8.80
600 - 619.................................           188                  26,377,581.13                    8.37
620 - 639.................................           201                  30,192,794.12                    9.58
640 - 659.................................           234                  35,154,777.07                   11.15
660 - 679.................................           120                  18,625,535.04                    5.91
680 - 699.................................           150                  22,605,355.49                    7.17
700 - 719.................................            85                  13,955,532.71                    4.43
720 - 739.................................            53                   7,173,748.84                    2.28
740 - 759.................................            40                   6,208,457.50                    1.97
760 - 779.................................            35                   5,015,180.80                    1.59
780 - 799.................................            10                   1,160,275.00                    0.37
800 - 819.................................             3                     686,428.23                    0.22
                                                   -----             ------------------                  ------
     TOTAL................................         2,221             $   315,188,123.04                  100.00%
                                                   =====             ==================                  ======
______________
(1)  The weighted average qualifying FICO score at origination of the Group II
     Mortgage Loans that had FICO scores was approximately 613. See "--FICO
     Scores" herein.


                             INCOME DOCUMENTATION OF THE GROUP II MORTGAGE LOANS(1)

                                                               AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                                NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
           INCOME DOCUMENTATION              MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
           --------------------              --------------     -----------------------             -----------------------
Full Documentation Program................        1,513             $   209,306,097.33                    66.41%
Stated Documentation Program..............          448                  64,894,844.55                    20.59
Limited Documentation Program.............          260                  40,987,181.16                    13.00
                                                  -----             ------------------                   ------
     TOTAL................................        2,221             $   315,188,123.04                   100.00%
                                                  =====             ==================                   ======
_____________
(1)  For a description of each documentation level, see "The Mortgage
     Loans--Underwriting Standards" herein.


                             RISK CATEGORIES FOR THE  GROUP II MORTGAGE LOANS (RETAIL)

                                                                AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
              RISK CATEGORY                   MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
              -------------                   --------------     -----------------------             -----------------------
2A........................................            524             $    75,073,829.23                   23.82%
3A........................................            176                  25,477,308.09                    8.08
4A........................................            132                  20,255,017.02                    6.43
5A........................................            180                  27,077,519.15                    8.59
6A........................................             96                  14,653,935.67                    4.65
7A........................................            174                  26,474,104.97                    8.40
8A........................................            172                  25,869,287.30                    8.21
A.........................................            195                  27,750,016.36                    8.80
B.........................................            307                  39,356,928.88                   12.49
C.........................................            235                  29,463,618.20                    9.35
D.........................................             30                   3,736,558.17                    1.19
                                                    -----             ------------------                  ------
     TOTAL................................          2,221             $   315,188,123.04                  100.00%
                                                    =====             ==================                  ======

GROUP III MORTGAGE LOAN STATISTICS

         The average principal balance of the Group III Mortgage Loans at origination was approximately $418,006. No Group III Mortgage Loan had a principal balance at origination greater than approximately $600,000 or less than approximately $322,999. The average principal balance of the Group III Mortgage Loans as of the respective Cut-off Date was approximately $417,578. No Group III Mortgage Loan had a principal balance as of the respective Cut-off Date greater than approximately $599,999 or less than approximately $322,733.

         The Group III Mortgage Loans had Mortgage Rates as of the respective Cut-off Date ranging from approximately 5.99% per annum to approximately 12.65% per annum, and the weighted average Mortgage Rate on the Group III Mortgage Loans was approximately 8.21% per annum. As of the respective Cut-off Date, the Group III Mortgage Loans had Gross Margins ranging from approximately 3.950% to approximately 6.75%, Minimum Mortgage Rates ranging from approximately 5.99% per annum to approximately 12.650% per annum and Maximum Mortgage Rates ranging from approximately 11.99% per annum to approximately 18.650% per annum. As of the respective Cut- off Date, the weighted average Gross Margin on the Group III Mortgage Loans was approximately 5.76%, the weighted average Minimum Mortgage Rate on the Group III Mortgage Loans was approximately 8.21% per annum and the weighted average Maximum Mortgage Rate on the Group III Mortgage Loans was approximately 14.21% per annum. The latest first Adjustment Date following the respective Cut-off Date on any Group III Mortgage Loan occurs in June, 2005 and the weighted average next Adjustment Date for all of the Group III Mortgage Loans following the respective Cut-off Date is March, 2005.

         The weighted average loan-to-value ratio at origination of the Group III Mortgage Loans was approximately 79.95%. At origination, no Group III Mortgage Loan had a loan-to-value ratio greater than approximately 95.00% or less than approximately 19.84%.

         The weighted average remaining term to stated maturity of the Group III Mortgage Loans was approximately 356 months as of the respective Cut-off Date. None of the Group III Mortgage Loans had a first Due Date prior to November, 2002 or after July, 2003, or will have a remaining term to stated maturity of less than 179 months or greater than 360 months as of the respective Cut-off Date. The latest maturity date of any Group III Mortgage Loan is June, 2033.

         The Group III Mortgage Loans are expected to have the following characteristics as of the respective Cut-off Date (the sum in any column may not equal the total indicated due to rounding):



              PRINCIPAL BALANCES OF THE GROUP III MORTGAGE LOANS AS OF THE RESPECTIVE CUT-OFF DATE(1)


                                                              AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
      RANGE OF PRINCIPAL BALANCES AS           NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
    OF THE RESPECTIVE CUT-OFF DATE ($)      MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
    ----------------------------------      --------------     -----------------------             -----------------------
300,000.01 - 350,000.00...................         55             $    18,556,361.19                    17.70%
350,000.01 - 400,000.00...................         81                  30,294,255.42                    28.90
400,000.01 - 450,000.00...................         45                  19,284,069.53                    18.40
450,000.01 - 500,000.00...................         28                  13,396,785.87                    12.78
500,000.01 - 550,000.00...................         23                  12,178,564.48                    11.62
550,000.01 - 600,000.00...................         19                  11,101,939.08                    10.59
                                                  ---             ------------------                   ------
    TOTAL.................................        251             $   104,811,975.57                   100.00%
                                                  ===             ==================                   ======

______________
(1) The average principal balance of the Group III Mortgage Loans as of the respective Cut-off Date was approximately $417,578.


               MORTGAGE RATES OF THE  GROUP III MORTGAGE LOANS AS OF THE RESPECTIVE CUT-OFF DATE(1)

                                                              AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
        CURRENT MORTGAGE RATE (%)           MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
        -------------------------           --------------     -----------------------             -----------------------
5.500 - 5.999.............................          3             $     1,235,096.34                        1.18%
6.000 - 6.499.............................          7                   3,062,867.37                        2.92
6.500 - 6.999.............................         40                  16,669,179.58                       15.90
7.000 - 7.499.............................         19                   7,692,841.59                        7.34
7.500 - 7.999.............................         71                  29,398,603.11                       28.05
8.000 - 8.499.............................         12                   5,135,764.29                        4.90
8.500 - 8.999.............................         54                  21,806,163.26                       20.81
9.000 - 9.499.............................         12                   4,919,972.10                        4.69
9.500 - 9.999.............................         18                   8,088,558.41                        7.72
10.000 - 10.499...........................          2                     994,189.89                        0.95
10.500 - 10.999...........................          6                   2,644,931.35                        2.52
11.000 - 11.499...........................          1                     349,496.61                        0.33
11.500 - 11.999...........................          5                   2,264,447.76                        2.16
12.500 - 12.999...........................          1                     549,863.91                        0.52
                                                  ---             ------------------                      ------
    TOTAL.................................        251             $   104,811,975.57                      100.00%
                                                  ===             ==================                      ======
______________
(1)  The weighted average current Mortgage Rate of the Group III Mortgage Loans as of the respective Cut-off Date was approximately 8.21% per annum.


                            MAXIMUM MORTGAGE RATES OF THE  GROUP III MORTGAGE LOANS(1)

                                                               AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                                NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
        MAXIMUM MORTGAGE RATE (%)            MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
        -------------------------            --------------     -----------------------             -----------------------
11.500 - 11.999...........................          3             $     1,235,096.34                      1.18%
12.000 - 12.499...........................          7                   3,062,867.37                      2.92
12.500 - 12.999...........................         40                  16,669,179.58                     15.90
13.000 - 13.499...........................         19                   7,692,841.59                      7.34
13.500 - 13.999...........................         71                  29,398,603.11                     28.05
14.000 - 14.499...........................         12                   5,135,764.29                      4.90
14.500 - 14.999...........................         54                  21,806,163.26                     20.81
15.000 - 15.499...........................         12                   4,919,972.10                      4.69
15.500 - 15.999...........................         18                   8,088,558.41                      7.72
16.000 - 16.499...........................          2                     994,189.89                      0.95
16.500 - 16.999...........................          6                   2,644,931.35                      2.52
17.000 - 17.499...........................          1                     349,496.61                      0.33
17.500 - 17.999...........................          5                   2,264,447.76                      2.16
18.500 - 18.999...........................          1                     549,863.91                      0.52
                                                  ---             ------------------                    ------
     TOTAL................................        251             $   104,811,975.57                    100.00%
                                                  ===             ==================                    ======

______________
(1) The weighted average Maximum Mortgage Rate of the Group III Mortgage Loans as of the respective Cut-off Date was approximately 14.21% per annum.


                            MINIMUM MORTGAGE RATES OF THE  GROUP III MORTGAGE LOANS(1)

                                                               AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                                NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
        MINIMUM MORTGAGE RATE (%)            MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
        -------------------------            --------------     -----------------------             -----------------------
5.500 - 5.999.............................           3             $     1,235,096.34                    1.18%
6.000 - 6.499.............................           7                   3,062,867.37                    2.92
6.500 - 6.999.............................          40                  16,669,179.58                   15.90
7.000 - 7.499.............................          19                   7,692,841.59                    7.34
7.500 - 7.999.............................          71                  29,398,603.11                   28.05
8.000 - 8.499.............................          12                   5,135,764.29                    4.90
8.500 - 8.999.............................          54                  21,806,163.26                   20.81
9.000 - 9.499.............................          12                   4,919,972.10                    4.69
9.500 - 9.999.............................          18                   8,088,558.41                    7.72
10.000 - 10.499...........................           2                     994,189.89                    0.95
10.500 - 10.999...........................           6                   2,644,931.35                    2.52
11.000 - 11.499...........................           1                     349,496.61                    0.33
11.500 - 11.999...........................           5                   2,264,447.76                    2.16
12.500 - 12.999...........................           1                     549,863.91                    0.52
                                                   ---             ------------------                  ------
     TOTAL................................         251             $   104,811,975.57                  100.00%
                                                   ===             ==================                  ======
______________
(1)  The weighted average Minimum Mortgage Rate of the Group III Mortgage Loans
     as of the respective Cut-off Date was approximately 8.21% per annum.


                                         GROSS MARGINS OF THE GROUP III MORTGAGE LOANS(1)

                                                              AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
            GROSS MARGINS (%)               MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
            -----------------               --------------     -----------------------             -----------------------
3.750 - 3.999.............................          1             $       343,953.61                    0.33%
4.000 - 4.249.............................          2                     936,788.90                    0.89
4.250 - 4.499.............................          1                     505,208.14                    0.48
4.500 - 4.749.............................          1                     378,640.39                    0.36
4.750 - 4.999.............................         10                   4,276,875.07                    4.08
5.000 - 5.249.............................         15                   6,516,006.89                    6.22
5.250 - 5.499.............................         40                  16,981,496.08                   16.20
5.500 - 5.749.............................         24                  10,442,353.75                    9.96
5.750 - 5.999.............................         22                   8,987,728.71                    8.58
6.000 - 6.249.............................         77                  31,728,593.43                   30.27
6.250 - 6.499.............................         24                   9,480,369.12                    9.05
6.500 - 6.749.............................         25                  10,456,909.00                    9.98
6.750 - 6.999.............................          9                   3,777,052.48                    3.60
                                                  ---             ------------------                  ------
     TOTAL................................        251             $   104,811,975.57                  100.00%
                                                  ===             ==================                  ======

______________
(1) The weighted average Gross Margin of the Group III Mortgage Loans as of the respective Cut-off Date was approximately 5.76% per annum.


                     NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE  GROUP III MORTGAGE LOANS(1)

                                                               AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                                NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
           NEXT ADJUSTMENT DATE              MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
           --------------------              --------------     -----------------------             -----------------------
2004-10...................................          2             $       822,117.15                       0.78%
2004-12...................................          2                     664,998.33                       0.63
2005-01...................................          5                   1,824,433.91                       1.74
2005-02...................................         16                   6,372,222.37                       6.08
2005-03...................................         50                  21,737,353.56                      20.74
2005-04...................................        121                  51,092,088.36                      48.75
2005-05...................................         34                  14,369,811.89                      13.71
2005-06...................................         21                   7,928,950.00                       7.56
                                                  ---             ------------------                     ------
     TOTAL................................        251             $   104,811,975.57                     100.00%
                                                  ===             ==================                     ======
______________
(1)  The weighted average next Adjustment Date for the adjustable-rate Group III
     Mortgage Loans as of the respective Cut-off Date is March, 2005.



                         ORIGINAL LOAN-TO-VALUE RATIOS OF THE  GROUP III MORTGAGE LOANS(1)

                                                               AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                                NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
     ORIGINAL LOAN-TO-VALUE RATIO (%)        MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
     --------------------------------        --------------     -----------------------             -----------------------
25.000 or less............................          1             $       327,057.10                     0.31%
30.001 - 35.000...........................          1                     399,769.86                     0.38
40.001 - 45.000...........................          1                     335,000.00                     0.32
45.001 - 50.000...........................          2                     811,566.01                     0.77
50.001 - 55.000...........................          4                   1,598,275.62                     1.52
55.001 - 60.000...........................          7                   2,931,848.19                     2.80
60.001 - 65.000...........................         11                   4,429,757.07                     4.23
65.001 - 70.000...........................         13                   5,614,080.17                     5.36
70.001 - 75.000...........................         28                  11,642,087.00                    11.11
75.001 - 80.000...........................         44                  18,478,642.80                    17.63
80.001 - 85.000...........................         53                  22,231,865.25                    21.21
85.001 - 90.000...........................         77                  32,393,183.01                    30.91
90.001 - 95.000...........................          9                   3,618,843.49                     3.45
                                                  ---             ------------------                   ------
     TOTAL................................        251             $   104,811,975.57                   100.00%
                                                  ===             ==================                   ======
______________
(1)  The weighted average original loan-to-value ratio of the Group III Mortgage
     Loans as of the respective Cut-off Date was approximately 79.95%.


                             MORTGAGED PROPERTY TYPES OF THE  GROUP III MORTGAGE LOANS

                                                               AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                                NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
              PROPERTY TYPE                  MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
              -------------                  --------------     -----------------------             -----------------------
Single Family Residence...................         228             $    94,915,109.98                   90.56%
Planned Unit Development..................          14                   5,883,115.66                    5.61
2-4 Family................................           6                   2,841,393.84                    2.71
Condo.....................................           2                     708,159.07                    0.68
Single Family Attached....................           1                     464,197.02                    0.44
                                                   ---             ------------------                  ------
     TOTAL................................         251             $   104,811,975.57                  100.00%
                                                   ===             ==================                  ======



                      MORTGAGED PROPERTY OCCUPANCY STATUS OF THE  GROUP III MORTGAGE LOANS(1)

                                                              AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
             OCCUPANCY STATUS               MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
             ----------------               --------------     -----------------------             -----------------------
Owner Occupied............................        245             $   102,521,934.31                     97.82%
Non Owner Occupied........................          5                   1,964,098.32                      1.87
Second Home...............................          1                     325,942.94                      0.31
                                                  ---             ------------------                    ------
     TOTAL................................        251             $   104,811,975.57                    100.00%
                                                  ===             ==================                    ======
______________
(1)  Occupancy status as represented by the mortgagor at the time of origination.


                                                 PURPOSE OF THE GROUP III MORTGAGE LOANS

                                                              AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
                 PURPOSE                    MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
                 -------                    --------------     -----------------------             -----------------------
Refinance - Debt Consolidation, Cashout(1)        139             $    58,934,497.22                      56.23%
Refinance - Debt Consolidation, No Cashout(2)     110                  44,951,706.47                      42.89
Purchase..................................          2                     925,771.88                       0.88
                                                  ---             ------------------                     ------
     TOTAL................................        251             $   104,811,975.57                     100.00%
                                                  ===             ==================                     ======

______________
(1) Cash proceeds to the borrower exclusive of Debt Consolidation payments exceed 3% of the original Principal Balance of the related mortgage loan. Also includes all home equity loans originated in Texas with any cash proceeds.
(2) Cash proceeds to the borrower exclusive of Debt Consolidation payments are 3% or less of the original Principal Balance of the related mortgage loan. Excludes home equity loans originated in Texas with any cash proceeds.



           GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATING TO THE  GROUP III MORTGAGE LOANS(1)

                                                               AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                                NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
                 LOCATION                    MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
                 --------                    --------------     -----------------------             -----------------------
Alaska....................................           1             $       549,358.22                     0.52%
Arizona...................................           1                     364,331.92                     0.35
California................................          98                  39,889,368.82                    38.06
Colorado..................................           7                   2,949,225.07                     2.81
Connecticut...............................           7                   2,984,894.37                     2.85
Delaware..................................           1                     464,733.13                     0.44
Florida...................................          17                   7,526,703.23                     7.18
Hawaii....................................           1                     505,208.14                     0.48
Illinois..................................          11                   4,275,324.52                     4.08
Louisiana.................................           2                     783,381.61                     0.75
Maine.....................................           1                     357,341.51                     0.34
Maryland..................................           6                   2,392,067.37                     2.28
Massachusetts.............................          14                   5,494,073.57                     5.24
Michigan..................................           8                   3,578,220.01                     3.41
Minnesota.................................           9                   4,227,525.90                     4.03
Missouri..................................           1                     346,267.03                     0.33
New Jersey................................          14                   6,159,280.46                     5.88
New Mexico................................           1                     348,116.99                     0.33
New York..................................          25                  10,937,294.67                    10.44
Ohio......................................           2                     761,333.53                     0.73
Pennsylvania..............................           3                   1,067,440.96                     1.02
Rhode Island..............................           3                   1,210,463.44                     1.15
Texas.....................................           6                   2,453,778.58                     2.34
Utah......................................           1                     403,600.97                     0.39
Vermont...................................           1                     440,000.00                     0.42
Washington................................          10                   4,342,641.55                     4.14
                                                   ---             ------------------                   ------
     TOTAL................................         251             $   104,811,975.57                   100.00%
                                                   ===             ==================                   ======
______________
(1)  The greatest ZIP Code geographic concentration of the Group III Mortgage
     Loans was approximately 1.04% in the 94605 ZIP Code.


                    QUALIFYING FICO SCORES FOR THE  GROUP III MORTGAGE LOANS AT ORIGINATION(1)

                                                               AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                                NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
          QUALIFYING FICO SCORE              MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
          ---------------------              --------------     -----------------------             -----------------------
500 - 519.................................           8             $     3,362,844.81                    3.21%
520 - 539.................................          16                   6,710,622.13                    6.40
540 - 559.................................          23                   9,973,380.22                    9.52
560 - 579.................................          30                  11,977,781.77                   11.43
580 - 599.................................          21                   8,903,536.94                    8.49
600 - 619.................................          36                  14,518,975.66                   13.85
620 - 639.................................          35                  14,189,629.14                   13.54
640 - 659.................................          30                  12,972,347.31                   12.38
660 - 679.................................          24                  10,138,293.93                    9.67
680 - 699.................................          13                   5,661,786.92                    5.40
700 - 719.................................           9                   3,848,923.03                    3.67
720 - 739.................................           2                     939,154.97                    0.90
740 - 759.................................           1                     330,000.00                    0.31
760 - 779.................................           1                     350,706.56                    0.33
780 - 799.................................           1                     538,992.18                    0.51
800 - 819.................................           1                     395,000.00                    0.38
                                                   ---             ------------------                  ------
     TOTAL................................         251             $   104,811,975.57                  100.00%
                                                   ===             ==================                  ======

______________
(1) The weighted average qualifying FICO score at origination of the Group III Mortgage Loans that had FICO scores was approximately 614. See "--FICO Scores" herein.


                              INCOME DOCUMENTATION OF THE GROUP III MORTGAGE LOANS(1)

                                                              AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
           INCOME DOCUMENTATION             MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
           --------------------             --------------     -----------------------             -----------------------
Full Documentation Program................       119             $    48,665,292.54                    46.43%
Stated Documentation Program..............        70                  29,477,395.05                    28.12
Limited Documentation Program.............        62                  26,669,287.98                    25.44
                                                 ---             ------------------                   ------
     TOTAL................................       251             $   104,811,975.57                   100.00%
                                                 ===             ==================                   ======
______________
(1)  For a description of each documentation level, see "The Mortgage
     Loans--Underwriting Standards" herein.


                            RISK CATEGORIES FOR THE  GROUP III MORTGAGE LOANS (RETAIL)

                                                               AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                                NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
              RISK CATEGORY                  MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
              -------------                  --------------     -----------------------             -----------------------
2A........................................           62             $    25,248,029.31                    24.09%
3A........................................           31                  12,603,942.90                    12.03
4A........................................           28                  11,343,306.54                    10.82
5A........................................           29                  12,633,896.64                    12.05
6A........................................           21                   9,048,385.33                     8.63
7A........................................           16                   6,893,260.07                     6.58
8A........................................            8                   3,410,162.78                     3.25
A.........................................           21                   8,696,355.79                     8.30
B.........................................           18                   7,902,182.33                     7.54
C.........................................           15                   6,233,543.69                     5.95
D.........................................            2                     798,910.19                     0.76
                                                    ---             ------------------                   ------
     TOTAL................................          251             $   104,811,975.57                   100.00%
                                                    ===             ==================                   ======


GROUP  IV MORTGAGE LOAN STATISTICS

         The average principal balance of the Group IV Mortgage Loans at origination was approximately $166,955. No Group IV Mortgage Loan had a principal balance at origination greater than approximately $652,000 or less than approximately $60,000. The average principal balance of the Group IV Mortgage Loans as of the respective Cut-off Date was approximately $166,738. No Group IV Mortgage Loan had a principal balance as of the respective Cut-off Date greater than approximately $651,679 or less than approximately $50,487.

         The Group IV Mortgage Loans had Mortgage Rates as of the respective Cut-off Date ranging from approximately 5.25% per annum to approximately 12.75% per annum, and the weighted average Mortgage Rate on the Group IV Mortgage Loans was approximately 7.33% per annum.

         The weighted average loan-to-value ratio at origination of the Group IV Mortgage Loans was approximately 79.11%. At origination, no Group IV Mortgage Loan had a loan-to-value ratio greater than approximately 95.00% or less than approximately 10.35%.

         The weighted average remaining term to stated maturity of the Group IV Mortgage Loans was approximately 338 months as of the respective Cut-off Date. None of the Group IV Mortgage Loans had a first Due Date prior to December, 2002 or after August, 2003, or will have a remaining term to stated maturity of less than 175 months or greater than 360 months as of the respective Cut-off Date. The latest maturity date of any Group IV Mortgage Loan is July, 2033.

         The Group IV Mortgage Loans are expected to have the following characteristics as of the respective Cut-off Date (the sum in any column may not equal the total indicated due to rounding):


               PRINCIPAL BALANCES OF THE GROUP IV MORTGAGE LOANS AS OF THE RESPECTIVE CUT-OFF DATE(1)

                                                              AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
      RANGE OF PRINCIPAL BALANCES AS           NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
    OF THE RESPECTIVE CUT-OFF DATE ($)      MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
    ----------------------------------      --------------     -----------------------             -----------------------
50,000.01 - 100,000.00....................          642             $    50,668,237.80                   12.77%
100,000.01 - 150,000.00...................          681                  84,769,725.90                   21.36
150,000.01 - 200,000.00...................          429                  74,176,209.52                   18.69
200,000.01 - 250,000.00...................          250                  56,121,132.37                   14.14
250,000.01 - 300,000.00...................          134                  36,655,896.05                    9.24
300,000.01 - 350,000.00...................           92                  29,821,905.13                    7.51
350,000.01 - 400,000.00...................           75                  28,095,302.55                    7.08
400,000.01 - 450,000.00...................           35                  14,911,250.00                    3.76
450,000.01 - 500,000.00...................           24                  11,556,608.43                    2.91
500,000.01 - 550,000.00...................            9                   4,821,082.10                    1.21
550,000.01 - 600,000.00...................            8                   4,587,741.45                    1.16
650,000.01 - 700,000.00...................            1                     651,679.30                    0.16
                                                  -----             ------------------                  ------
  TOTAL...................................        2,380             $   396,836,770.60                  100.00%
                                                  =====             ==================                  ======

______________
(1) The average principal balance of the Group IV Mortgage Loans as of the respective Cut-off Date was approximately $166,738.


               MORTGAGE RATES OF THE  GROUP  IV MORTGAGE LOANS AS OF THE RESPECTIVE CUT-OFF DATE(1)

                                                              AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
        CURRENT MORTGAGE RATE (%)           MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
        -------------------------           --------------     -----------------------             -----------------------
5.000 - 5.499.............................            7             $       957,329.74                    0.24%
5.500 - 5.999.............................           53                   7,841,066.46                    1.98
6.000 - 6.499.............................           65                  12,392,948.00                    3.12
6.500 - 6.999.............................        1,057                 199,634,192.82                   50.31
7.000 - 7.499.............................          236                  38,972,798.18                    9.82
7.500 - 7.999.............................          387                  63,078,430.93                   15.90
8.000 - 8.499.............................           84                  11,135,740.74                    2.81
8.500 - 8.999.............................          229                  31,289,429.13                    7.88
9.000 - 9.499.............................           54                   6,020,468.37                    1.52
9.500 - 9.999.............................          119                  15,311,918.47                    3.86
10.000 - 10.499...........................           31                   3,709,244.17                    0.93
10.500 - 10.999...........................           40                   3,997,303.50                    1.01
11.000 - 11.499...........................            8                   1,437,665.36                    0.36
11.500 - 11.999...........................            8                     828,344.32                    0.21
12.000 - 12.499...........................            1                     124,915.81                    0.03
12.500 - 12.999...........................            1                     104,974.60                    0.03
                                                  -----             ------------------                  ------
  TOTAL...................................        2,380             $   396,836,770.60                  100.00%
                                                  =====             ==================                  ======

______________
(1) The weighted average current Mortgage Rate of the Group IV Mortgage Loans as of the respective Cut-off Date was approximately 7.33% per annum.


                         ORIGINAL LOAN-TO-VALUE RATIOS OF THE  GROUP  IV MORTGAGE LOANS(1)

                                                               AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                                NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
     ORIGINAL LOAN-TO-VALUE RATIO (%)        MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
     --------------------------------        --------------     -----------------------             -----------------------
25.000 or less............................             9             $     1,050,798.30                    0.26%
25.001 - 30.000...........................            12                   1,451,445.10                    0.37
30.001 - 35.000...........................            15                   1,687,885.38                    0.43
35.001 - 40.000...........................            23                   2,841,179.71                    0.72
40.001 - 45.000...........................            28                   3,604,291.55                    0.91
45.001 - 50.000...........................            32                   4,461,808.09                    1.12
50.001 - 55.000...........................            53                   8,225,240.63                    2.07
55.001 - 60.000...........................            89                  14,721,082.32                    3.71
60.001 - 65.000...........................           115                  17,713,169.29                    4.46
65.001 - 70.000...........................           139                  22,472,273.23                    5.66
70.001 - 75.000...........................           218                  33,532,604.41                    8.45
75.001 - 80.000...........................           419                  65,896,030.13                   16.61
80.001 - 85.000...........................           369                  65,256,277.50                   16.44
85.001 - 90.000...........................           719                 130,088,011.42                   32.78
90.001 - 95.000...........................           140                  23,834,673.54                    6.01
                                                   -----             ------------------                  ------
    TOTAL.................................         2,380             $   396,836,770.60                  100.00%
                                                   =====             ==================                  ======
______________
(1)  The weighted average original loan-to-value ratio of the Group IV Mortgage
     Loans as of the respective Cut-off Date was approximately 79.11%.



                             MORTGAGED PROPERTY TYPES OF THE  GROUP  IV MORTGAGE LOANS

                                                              AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
              PROPERTY TYPE                 MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
              -------------                 --------------     -----------------------             -----------------------
Single Family Residence...................       1,939             $   324,600,876.95                   81.80%
2-4 Family................................         152                  29,788,689.94                    7.51
Planned Unit Development..................         116                  20,032,680.13                    5.05
Condo.....................................          81                  11,324,903.61                    2.85
Planned Unit Development Attached.........          29                   4,493,792.26                    1.13
Manufactured Housing......................          45                   3,934,547.78                    0.99
Single Family Attached....................          18                   2,661,279.93                    0.67
                                                 -----             ------------------                  ------
    TOTAL.................................       2,380             $   396,836,770.60                  100.00%
                                                 =====             ==================                  ======


                      MORTGAGED PROPERTY OCCUPANCY STATUS OF THE  GROUP  IV MORTGAGE LOANS(1)

                                                               AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                                NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
             OCCUPANCY STATUS                MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
             ----------------                --------------     -----------------------             -----------------------
Owner Occupied............................         2,190             $   367,945,324.83                  92.72%
Non Owner Occupied........................           171                  24,342,722.11                   6.13
Second Home...............................            19                   4,548,723.66                   1.15
                                                   -----             ------------------                 ------
    TOTAL.................................         2,380             $   396,836,770.60                 100.00%
                                                   =====             ==================                 ======

______________
(1) Occupancy status as represented by the mortgagor at the time of origination.


                                                 PURPOSE OF THE GROUP IV MORTGAGE LOANS

                                                               AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                                NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
                 PURPOSE                     MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
                 -------                     --------------     -----------------------             -----------------------
Refinance - Debt Consolidation, Cashout(1)         1,337             $   213,118,768.03                   53.70%
Refinance-Debt Consolidation, No Cashout(2)        1,038                 182,779,519.85                   46.06
Purchase..................................             5                     938,482.72                    0.24
                                                   -----             ------------------                  ------
    TOTAL.................................         2,380             $   396,836,770.60                  100.00%
                                                   =====             ==================                  ======

______________
(1) Cash proceeds to the borrower exclusive of Debt Consolidation payments exceed 3% of the original Principal Balance of the related mortgage loan. Also includes all home equity loans originated in Texas with any cash proceeds.
(2) Cash proceeds to the borrower exclusive of Debt Consolidation payments are 3% or less of the original Principal Balance of the related mortgage loan. Excludes home equity loans originated in Texas with any cash proceeds.


           GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATING TO THE  GROUP  IV MORTGAGE LOANS(1)

                                                               AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                                NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
                 LOCATION                    MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
                 --------                    --------------     -----------------------             -----------------------
Alabama...................................            55             $     6,426,464.74                    1.62%
Arizona...................................            36                   4,314,655.36                    1.09
Arkansas..................................             6                     996,413.87                    0.25
California................................           401                  92,878,729.79                   23.40
Colorado..................................            59                   9,986,805.22                    2.52
Connecticut...............................            48                   7,814,546.95                    1.97
Delaware..................................             1                     136,150.00                    0.03
Florida...................................           212                  29,768,848.48                    7.50
Hawaii....................................            19                   4,901,557.33                    1.24
Idaho.....................................             2                     242,224.42                    0.06
Illinois..................................            87                  14,172,575.00                    3.57
Indiana...................................            45                   5,004,811.90                    1.26
Iowa......................................            26                   2,038,306.10                    0.51
Kansas....................................             4                     474,267.43                    0.12
Kentucky..................................             9                     937,211.61                    0.24
Louisiana.................................            45                   4,572,680.08                    1.15
Maine.....................................            18                   2,556,024.99                    0.64
Maryland..................................            90                  16,908,443.23                    4.26
Massachusetts.............................           111                  24,029,843.82                    6.06
Michigan..................................            96                  12,633,078.64                    3.18
Minnesota.................................           105                  18,225,327.83                    4.59
Mississippi...............................            12                   1,273,571.78                    0.32
Missouri..................................            31                   3,422,358.21                    0.86
Montana...................................             2                     417,279.78                    0.11
Nebraska..................................            17                   1,560,763.57                    0.39
Nevada....................................            25                   3,607,586.74                    0.91
New Hampshire.............................            18                   2,711,689.94                    0.68
New Jersey................................            89                  16,710,315.31                    4.21
New Mexico................................            14                   1,466,637.44                    0.37
New York..................................           160                  34,132,722.58                    8.60
North Carolina............................             3                     242,071.19                    0.06
North Dakota..............................             1                     179,837.27                    0.05
Ohio......................................            51                   6,399,616.74                    1.61
Oklahoma..................................            34                   3,363,159.89                    0.85
Oregon....................................             6                     843,221.67                    0.21
Pennsylvania..............................            72                   9,812,150.68                    2.47
Rhode Island..............................            25                   3,997,301.40                    1.01
South Carolina............................            11                   1,119,734.92                    0.28
South Dakota..............................             2                     208,387.50                    0.05
Tennessee.................................            13                   1,965,633.05                    0.50
Texas.....................................           167                  21,041,167.45                    5.30
Utah......................................             2                     172,189.68                    0.04
Vermont...................................             2                     193,452.47                    0.05
Washington................................            91                  14,931,735.47                    3.76
Wisconsin.................................            53                   7,694,458.48                    1.94
Wyoming...................................             4                     350,760.60                    0.09
                                                   -----             ------------------                  ------
    TOTAL.................................         2,380             $   396,836,770.60                  100.00%
                                                   =====             ==================                  ======

______________
(1) The greatest ZIP Code geographic concentration of the Group IV Mortgage Loans was approximately 0.32% in the 55372 ZIP Code.


                    QUALIFYING FICO SCORES FOR THE  GROUP  IV MORTGAGE LOANS AT ORIGINATION(1)

                                                              AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                               NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
          QUALIFYING FICO SCORE             MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
          ---------------------             --------------     -----------------------             -----------------------
500 - 519.................................            7             $       741,633.67                    0.19%
520 - 539.................................           25                   2,927,946.41                    0.74
540 - 559.................................           79                  10,550,858.35                    2.66
560 - 579.................................          103                  13,005,333.41                    3.28
580 - 599.................................           68                   9,729,882.79                    2.45
600 - 619.................................          130                  17,709,600.04                    4.46
620 - 639.................................          232                  35,555,482.68                    8.96
640 - 659.................................          210                  34,389,262.99                    8.67
660 - 679.................................          249                  45,097,938.73                   11.36
680 - 699.................................          400                  74,266,562.01                   18.71
700 - 719.................................          325                  57,432,862.44                   14.47
720 - 739.................................          276                  50,918,531.27                   12.83
740 - 759.................................          149                  25,314,170.85                    6.38
760 - 779.................................           68                  10,393,690.02                    2.62
780 - 799.................................           49                   7,642,423.49                    1.93
800 - 819.................................            9                     997,781.74                    0.25
820 - 839.................................            1                     162,809.71                    0.04
                                                  -----             ------------------                  ------
    TOTAL.................................        2,380             $   396,836,770.60                  100.00%
                                                  =====             ==================                  ======
______________
(1) The weighted average qualifying FICO score at origination of the Group IV
    Mortgage Loans that had FICO scores was approximately 679. See "--FICO
    Scores" herein.


                            INCOME DOCUMENTATION OF THE GROUP IV MORTGAGE LOANS(1)

                                                               AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                                NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
           INCOME DOCUMENTATION              MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
           --------------------              --------------     -----------------------             -----------------------
Full Documentation Program................         1,701             $   266,663,758.40                    67.20%
Stated Documentation Program..............           436                  79,147,189.50                    19.94
Limited Documentation Program.............           243                  51,025,822.70                    12.86
                                                   -----             ------------------                   ------
    TOTAL.................................         2,380             $   396,836,770.60                   100.00%
                                                   =====             ==================                   ======

______________
(1) For a description of each documentation level, see "The Mortgage Loans--Underwriting Standards" herein.


                            RISK CATEGORIES FOR THE  GROUP IV MORTGAGE LOAN'S (RETAIL)

                                                               AGGREGATE PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                                NUMBER OF       OUTSTANDING AS OF THE            BALANCE OUTSTANDING AS OF THE
              RISK CATEGORY                  MORTGAGE LOANS     RESPECTIVE CUT-OFF DATE             RESPECTIVE CUT-OFF DATE
              -------------                  --------------     -----------------------             -----------------------
2A........................................           258             $    33,838,010.22                     8.53%
3A........................................           682                 101,775,378.26                    25.65
4A........................................           146                  24,794,124.27                     6.25
5A........................................           111                  19,817,244.84                     4.99
6A........................................           168                  33,117,829.97                     8.35
7A........................................           377                  74,332,767.51                    18.73
8A........................................           533                  96,010,979.15                    24.19
A.........................................            35                   5,007,047.26                     1.26
B.........................................            50                   5,710,035.76                     1.44
C.........................................            19                   2,368,377.84                     0.60
D.........................................             1                      64,975.52                     0.02
                                                   -----             ------------------                   ------
    TOTAL.................................         2,380             $   396,836,770.60                   100.00%
                                                   =====             ==================                   ======




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